                                                                   Exhibit 10.29

                        ADDENDUM TO CONSULTING AGREEMENT

         Robert A. F. Eijkelhof hereby agrees to allow ADVA International Inc. ("Company" or "ADVA") to defer reimbursement of expenses and payment for hours billed in excess of the monthly base retainer of forty (40) hours as described in the attached Consulting Agreement and hereby waives any defaults in connection therewith. This period of deferment and waiver is effective June 1, 2002 and shall continue until the earlier of (1) the Company's repayment of such obligation or (2) September 1, 2002. Accordingly, said Consulting Agreement shall be deemed amended as provided herein, with all other provisions thereof remaining unchanged.

         This Addendum shall be deemed effective as of June 1st, 2002.

         By:      /s/Robert A. F. Eijkelhof
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                         Signature

         Name:    Robert A. F. Eijkelhof
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                          Print

         Title:  Consultant
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